As filed with the Securities and Exchange Commission on June 28, 2007


                                                               File No. 2-87913
                                                              File No. 811-3904
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   ----------
                                    FORM N-1A
                                   ----------


      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               |X|
                    Pre-Effective Amendment No.                             |_|
                  Post-Effective Amendment No. 25                           |X|
                               and/or
                  REGISTRATION STATEMENT UNDER THE
                   INVESTMENT COMPANY ACT OF 1940                           |X|
                          Amendment No. 25                                  |X|


                                -----------------
                      The Value Line Tax Exempt Fund, Inc.
               (Exact Name of Registrant as Specified in Charter)

                              220 East 42nd Street
                          New York, New York 10017-5891
               (Address of Principal Executive Offices)(Zip Code)

                                 (212) 907-1500

               Registrant's Telephone Number, Including Area Code

                                David T. Henigson
                                Value Line, Inc.
                              220 East 42nd Street
                          New York, New York 10017-5891
                     (Name and Address of Agent for Service)


                                    Copy to:
                               Peter D. Lowenstein
                                  P.O. Box 272
                             Cos Cob, CT 06807-0272


It is proposed that this filing will become effective (check appropriate box)


     |_| immediately upon filing pursuant to paragraph (b)
     |X| on July 1, 2007 pursuant to paragraph (b)
     |_| 60 days after filing pursuant to paragraph (a)(1)
     |_| 75 days after filing pursuant to paragraph (a)(2)
     |_| on (date) pursuant to paragraph (a)(1)
     |_| on (date) pursuant to paragraph (a)(2) of Rule 485


================================================================================

                       Value Line Tax Exempt Fund, Inc.
                          The National Bond Portfolio


--------------------------------------------------------------------------------
                                   PROSPECTUS
                                  JULY 1, 2007
--------------------------------------------------------------------------------


                                     [LOGO]
                              --------------------
                                   VALUE LINE

                                     No-Load
                                     Mutual
                                      Funds


                                                                        #539624


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus, and any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                     Fund Summary
                     What are the Fund's goals? Page 3
                     What is the main investment strategy of the Fund? Page 3 What are the main risks of investing in the Fund? Page 3 How has the Fund performed? Page 5
                     What are the Fund's fees and expenses? Page 7


How the Fund is Managed
Investment Objectives Page 8
Principal investment strategies Page 8
The type of securities in which the Fund invests Page 8
The principal risks of investing in the Fund Page 9


                            Who Manages the Fund
                            Investment Adviser Page 11
                            Management fees Page 11
                            Portfolio management Page 11

          About Your Account
          How to buy shares Page 12
          How to sell shares Page 15
          Frequent purchases and redemptions of Fund shares Page 17 Special services Page 18
          Dividends, distributions and taxes Page 18

                            Financial Highlights
                            Financial Highlights Page 20

--------------------------------------------------------------------------------
FUND SUMMARY
--------------------------------------------------------------------------------

What are the Fund's goals?

                 There is currently only one portfolio being offered to investors: the National Bond Portfolio (the "Fund"). The primary investment objective of the Fund is to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. Capital appreciation is a secondary objective. Although the Fund will strive to achieve its goals, there is no assurance that it will succeed. The Fund's investment adviser is Value Line, Inc. (the "Adviser").

What is the main investment strategy of the Fund?


                 Under normal conditions, at least 80% of the Fund's assets are invested in securities the income of which is exempt from regular federal income taxation and will not subject non-corporate shareholders to the alternative minimum tax. The Fund invests primarily in investment grade municipal bonds and expects to maintain an average maturity of between 10 and 30 years.


What are the main risks of investing in the Fund?

                 Investing in any mutual fund, including the Fund, involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money that you invest. When you invest in the Fund, you assume a number of risks. Among them is interest rate risk, the risk that as interest rates rise, the value of some fixed income securities such as municipal securities may decrease; market risk, the risk that securities in a certain market will decline in value because of factors such as economic conditions or government actions; credit risk, the risk that any of the holdings in the Fund will have its credit downgraded or will default; income risk, the risk that the Fund's income may decline because of falling interest rates and other market conditions; and liquidity risk, the risk that at times it may be difficult to value a security or sell it at a fair price.

                 New federal or state legislation may adversely affect the tax-exempt status of securities held by the Fund or the financial ability of municipalities to repay these obligations. Although distributions of interest income from tax-exempt securities are generally exempt from regular federal income tax, distributions from other sources, including capital gain distributions and any gains on the sale of your shares, are not. You should consult a tax adviser about whether an alternative minimum tax applies to you and about state local taxes on your fund distributions.

                 The price of the Fund's shares will increase and decrease according to changes in the value of the Fund's investments. The market values of municipal securities will vary inversely in relation to their yields.

                 The Fund has a high portfolio turnover rate which may result in higher brokerage commissions and may negatively affect the Fund's performance. Because the Fund is actively managed, its investment return depends on the ability of the Adviser to manage its portfolio successfully. The Adviser will apply investment techniques in making decisions for the Fund, but there can be no guarantee that these will produce the desired results.

                 An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. The Fund is not appropriate for IRAs or other tax-advantaged retirement plans.

                 An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How has the Fund performed?


                 This bar chart and table can help you evaluate the potential risks of investing in the Fund. The bar chart below shows how returns for the Fund's shares have varied over the past ten calendar years, and the table below shows the average annual total returns (before and after taxes) of these shares for one, five, and ten years compared to the performance of the Lehman Brothers Municipal Bond Index, which is a broad based market index. You should remember that unlike the Fund, the index is unmanaged and does not include expenses, which are deducted from Fund returns, or taxes. All returns reflect reinvested dividends. The Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

Total Returns (before taxes) as of 12/31 each year (%)
================================================================================

   [The following table was depicted as a bar chart in the printed material.]

 1997    1998    1999    2000    2001    2002    2003    2004    2005    2006
 ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 8.79    5.46    -1.81   12.10   4.38    7.87    4.09    2.80    2.61    4.25

Best Quarter:  Q4 2000      +4.37%
Worst Quarter: Q2 2004      (3.08)%

                 The Fund's year-to-date return for the three months ended March 31, 2007, was (0.42)%.

Average annual total returns for periods ended December 31, 2006
================================================================================


                                                    1 year   5 years   10 years
--------------------------------------------------------------------------------
  National Bond Portfolio
--------------------------------------------------------------------------------
  Return before taxes                                 4.25%    4.30%     4.67%
--------------------------------------------------------------------------------
  Return after taxes on distributions                 4.11%    4.18%     4.49%
--------------------------------------------------------------------------------
  Return after taxes on distributions and sale of
  Fund shares                                         4.25%    4.18%     4.52%
--------------------------------------------------------------------------------
  Lehman Bros. Municipal Bond Index (reflects no
  deduction for fees, expenses or taxes)              4.84%    5.53%     5.76%
--------------------------------------------------------------------------------


                 After-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. The Fund's "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if you purchased Fund shares at the beginning and sold at the end of the specified period. "Return after taxes on distributions and sale of Fund shares" may be greater than "Return before taxes" because the investor is assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable gains.

                 After-tax returns are calculated using the highest individual federal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. After-tax returns reflect past tax effects and are not predictive of future tax effects.

                 Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.

What are the Fund's fees and expenses?

                 These tables describe the fees and expenses you pay in connection with an investment in the Fund.

Shareholder Fees (fees paid directly from your investment)
================================================================================
Maximum Sales Charges (Load) Imposed on Purchases as a percentage
of offering price                                                          None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charges (Load) as a percentage of original purchase
price or redemption price, whichever is lower                              None
--------------------------------------------------------------------------------
Maximum Sales Charges (Load) Imposed on Reinvested Dividends               None
--------------------------------------------------------------------------------
Redemption Fee                                                             None
--------------------------------------------------------------------------------
Exchange Fee                                                               None
--------------------------------------------------------------------------------


Annual Fund Operating Expenses (expenses that are deducted from the
Fund's assets)
================================================================================
Management Fees                                                           0.50%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) fees*                                    0.25%
--------------------------------------------------------------------------------
Other Expenses                                                            0.18%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                      0.93%
--------------------------------------------------------------------------------
Less 12b-1 Fee Waiver*                                                   -0.25%
--------------------------------------------------------------------------------
Net Expenses*                                                             0.68%
--------------------------------------------------------------------------------
* Effective February 10, 2006, Value Line Securities, Inc. (the "Distributor") voluntarily waived the Fund's 12b-1 fee in an amount equal to 0.25% of the Fund's average daily net assets. Effective July 1, 2007 through June 30, 2008, the Distributor contractually agreed to waive the 12b-1 fee. There can be no assurance that the Distributor will extend the contractual fee waiver.


                 Example


                 This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example below shows the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown, assuming that (a) the Fund's total operating expenses remain the same and (b) the Distributor's contractual Rule 12b-1 fee waiver is in effect for year one. The expenses indicated for each period would be the same whether you sold your shares at the end of each period or continued to hold them. This is an example only, and your actual costs may be greater or less than those shown here. Based on these assumptions, your costs would be:

                               1 year     3 years     5 years     10 years
================================================================================
  National Bond Portfolio        $69        $271        $490       $1,120
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOW THE FUND IS MANAGED
--------------------------------------------------------------------------------


Investment Objectives

                 The primary investment objective of the Fund is to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. Capital appreciation is a secondary objective. Although the Fund will strive to achieve its goals, there is no assurance that it will succeed.


Principal investment strategies


                 Under normal conditions, at least 80% of the Fund's assets are invested in securities the income of which is exempt from federal income taxation and will not subject non-corporate shareholders to the alternative minimum tax. This is a fundamental policy of the Fund which will not be changed without shareholder approval.


The type of securities in which the Fund invests

                 The Fund primarily invests in municipal bonds that are rated at the time of purchase within the four highest categories of a nationally recognized statistical rating organization, or if not rated, deemed by the Adviser to be of comparable quality. These bonds include both secured and unsecured debt obligations. If a bond's rating drops, the Adviser will review the desirability of continuing to hold the bond. The Fund expects to maintain an average maturity of between 10 and 30 years.

                 Municipal bonds are debt securities issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities which provide income free from federal, state or local personal income taxes. Municipal bonds are generally one of the following: general obligation bonds, which are secured by the full faith and credit of the issuer and its taxing power, or revenue bonds, which are payable from revenue derived from a particular facility or service.

                 The Fund may also invest in variable rate demand instruments, industrial development bonds and other securities which pay interest from revenues of projects with similar characteristics.

                 Yields of municipal securities depend upon a number of factors, including the financial condition of the issuer, general and local economic conditions, capital market conditions, the volume of municipal securities available, conditions within the municipal securities market, the slope of the yield curve, changes in tax laws, regulations and rules, and the maturity, rating and size of individual offerings.

                 Temporary defensive position

                 From time to time in response to adverse market, economic, political or other conditions, the Fund may invest a portion of its assets in cash, cash equivalents or U.S. government securities for temporary defensive purposes that are inconsistent with the Fund's principal investment strategies. This could help the Fund avoid losses, but it may result in lost opportunities and lower yields. If this occurs, the Fund's assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objectives.

                 Portfolio turnover

                 The Fund engages in active and frequent trading of portfolio securities in order to take advantage of better investment opportunities to achieve its investment objectives. This strategy results in additional expenses and may negatively affect the Fund's performance. Portfolio turnover may also result in capital gain distributions that could increase your income tax liability. See "Financial Highlights" for the Fund's most current portfolio turnover rates.

The principal risks of investing in the Fund

                 Because of the nature of the Fund, you should consider an investment in it to be a long-term investment that will best meet its objectives when held for a number of years. Lower rated securities have certain speculative characteristics and involve greater investment risk, including the possibility of default or bankruptcy, than is the case with higher rated securities.

                 When investing in the Fund you will also assume an interest rate risk, the possibility that as interest rates rise the value of some fixed income securities may decrease. Other risks that you assume when investing in the Fund are market risk, credit risk, income risk and liquidity risk. Market risk is the risk that the securities in a certain market will decline in value because of factors such as economic conditions or government actions. Credit risk is the risk that any of the holdings in the Fund will have its credit rating downgraded or will default, thereby reducing the Fund's income level and share price. Income risk is the risk that the Fund's income may decline because of falling interest rates and other market conditions. Liquidity risk is the risk that at times it may be difficult to value a security or sell it at a fair price. There is also the risk that government actions could have an adverse effect on municipal bond prices.

                 New federal or state legislation may adversely affect the tax-exempt status of securities held by the Fund or the financial ability of municipalities to repay these obligations. Although distributions of interest income from each Fund's tax-exempt securities are generally exempt from regular federal income tax, distributions from other sources, including capital gain distributions and any gains on the sale of your shares, are not. You should consult a tax adviser about whether an alternative minimum tax applies to you and about state and local taxes on your Fund distributions.

                 Because the Fund is actively managed, its investment return depends on the ability of the Adviser to manage its portfolio successfully. The Adviser will apply investment techniques in making decisions for the Fund, but there can be no guarantee that these will produce the desired results.

                 An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

                 Please see the Statement of Additional Information for a further discussion of risks. Information on the Fund's recent portfolio holdings can be found in the Fund's current annual, semi-annual or quarterly reports. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is also available in the Statement of Additional Information.

--------------------------------------------------------------------------------
WHO MANAGES THE FUND
--------------------------------------------------------------------------------

                 The business and affairs of the Fund are managed by the Fund's officers under the direction of the Fund's Board of Directors.

Investment Adviser


                 Value Line, Inc., 220 East 42nd Street, New York, NY 10017, serves as the Fund's investment adviser (the "Adviser") and manages the Fund's business affairs. The Adviser also acts as investment adviser to the other Value Line mutual funds and furnishes investment counseling services to private and institutional clients, resulting in combined assets under management of approximately $4.0 billion as of May 31, 2007.

                 The Adviser was organized in 1982 and is the successor to substantially all of the operations of Arnold Bernhard & Co., Inc., which with its predecessor has been in business since 1931. The Distributor, Value Line Securities, Inc., is a subsidiary of the Adviser. Another subsidiary of the Adviser publishes The Value Line Investment Survey and other publications.


Management fees

                 For managing the Fund and its investments, the Adviser is paid a fee at an annual rate of 0.50% of the Fund's average daily net assets.


                 A discussion regarding the basis for the Fund's Board of Directors' approval of the investment advisory agreement is available in the Fund's most recent semi-annual report to shareholders for the six month period ended August 31.


Portfolio management

                 Kathleen Bramlage is primarily responsible for the day-to-day management of the Fund's portfolio. Mrs. Bramlage has been a portfolio manager with the Adviser since June 2005. From 1999 to 2005, she was an analyst (part-time) with Loop Capital Markets, LLC. There is additional information in the Statement of Additional information about Mrs. Bramlage's compensation, other accounts she manages and her ownership of Fund shares.

--------------------------------------------------------------------------------
ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

How to buy shares

               o By telephone


                 Once you have opened an account, you can buy additional shares in the Fund by calling 800-243-2729 (the Fund's transfer agent) between 9:00 a.m. and 4:00 p.m. New York time. You must pay for these shares within three business days of placing your order.


               o By wire


                 If you are making an initial purchase by wire, you must call the Fund's transfer agent at 800-243-2729 so you can be assigned an account number. Request your U.S. bank with whom you have an account to wire the amount you want to invest to State Street Bank and Trust Company, ABA #011000028, attention DDA #99049868. Include your name, account number, tax identification number and the name of the fund in which you want to invest.


               o Through a broker-dealer

                 You can open an account and buy shares through a broker-dealer, who may charge a fee for this service.

               o By mail

                 Complete the account application and mail it with your check payable to BFDS, Agent, to Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. If you are making an initial purchase by mail, you must include a completed account application with your check. Cash, money orders, traveler's checks, cashier's checks, bank drafts or third party checks will not be accepted for either the initial or any subsequent purchase. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.

               o Minimum/additional investments

                 Once you have completed an account application, you can open an account with an initial investment of $1,000, and make additional investments at any time for as little as $250. The price you pay for shares will depend on when your purchase order is received. The Fund reserves the right to reject any purchase order and to reduce or waive the minimum purchase requirements at any time.

               o Time of purchase

                 Your price for Fund shares is the Fund's net asset value per share (NAV) which is generally calculated as of the close of regular trading on the New York Stock

                 Exchange (the "Exchange") (currently 4:00 p.m., Eastern time) every day the Exchange is open for business. The Exchange is currently closed on weekends, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday if any of those days falls on a Saturday or Sunday, respectively. Your order will be priced at the next NAV calculated after your order is received in correct form by BFDS as agent for the Fund. The Fund reserves the right to reject any purchase order and to waive the initial and subsequent investment minimums at any time.

                 Fund shares may be purchased through various third-party intermediaries authorized by the Fund including banks, brokers, financial advisers and financial supermarkets. When the intermediary is authorized by the Fund, orders will be priced at the NAV next computed after receipt of the order by the intermediary.

               o Distribution plan


                 The Fund has adopted a plan of distribution under rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Fund is charged a fee at the annual rate of 0.25% of the Fund's average daily net assets with the proceeds used to finance the activities of the Distributor. The plan provides that the Distributor may make payments to securities dealers, banks, financial institutions and other organizations which provide distribution, marketing and administrative services with respect to the distribution of the Fund's shares. Such services may include, among other things, answering investor inquiries regarding the Fund; processing new shareholder account applications and redemption transactions; responding to shareholder inquiries; and such other services as the Fund may request to the extent permitted by applicable statute, rule or regulation. The plan also provides that the Adviser may make such payments out of its advisory fee, its past profits or any other source available to it. The fees payable to the Distributor under the plan are payable without regard to actual expenses incurred which means that the distributor may earn a profit under the plan. Effective February 10, 2006, the Distributor voluntarily waived the Fund's Rule 12b-1 fee. Effective July 1, 2007 through June 30, 2008, the Distributor contractually agreed to waive the Fund's Rule 12b-1 fee. There can be no assurance that the Distributor will extend the contractual fee waiver beyond such date. Because Rule 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than if you paid other types of sales charges.

               o Additional dealer compensation

                 The Distributor may pay additional compensation, out of its own assets, to certain brokerage firms and other intermediaries or their affiliates, based on Fund assets held by that firm, or such other criteria agreed to by the Distributor. The Distributor determines the firms to which payments may be made.


               o Net asset value


                 The Fund's NAV is determined as of the close of regular trading on the Exchange each day the Exchange is open for business. NAV is calculated by adding the value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the NAV per share. Bonds and other fixed-income municipal securities are valued on the basis of prices provided by an independent pricing service that reflect such security's market value. Securities for which market valuations are not readily available are priced at their fair value as determined by the Adviser pursuant to policies and procedures adopted by the direction of the Board of Directors. The use of fair value pricing by the Fund may cause the NAV to differ from the NAV that would be calculated using closing market prices. There can be no assurance that the Fund could obtain the fair value assigned to a security if it sold the security at approximately the time at which the Fund determined its NAV. Investments which have a maturity of less than 60 days are priced at amortized cost, which represents a security's fair value. The amortized cost method of valuation involves valuing a security at its cost and accruing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.


               o Important information about opening a new account with the
                 Value Line Funds

                 In furtherance of the national effort to stop the funding of terrorism and to curtail money laundering, the USA Patriot Act and other Federal regulations require financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of all investors opening new accounts. Accordingly, when completing the Fund's account application, you will be required to supply the Fund with certain information for all persons owning or permitted to act on an account. This information includes name, date of birth, taxpayer identification number and street address. Also, as required by law, the Fund employs various procedures, such as comparing the information you provide against fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Until such verification is made, the Fund may temporarily limit any share purchases or close your account if it is unable to verify your identity.


How to sell shares

               o By mail

                 You can redeem your shares (sell them back to the Fund) at NAV by mail by writing to: Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. The request must be signed by all owners of the account, and you must include a signature guarantee using the medallion imprint for each owner. Signature guarantees are also required when redemption proceeds are going to anyone other than the account holder(s) of record. If you hold your shares in certificates, you must submit the certificates properly endorsed with signature guaranteed with your request to sell the shares. A signature guarantee can be obtained from most banks or securities dealers, but not from a notary public. A signature guarantee helps protect against fraud.

                 The Fund will pay you promptly, normally the next business day, but no later than seven days after your request to sell your shares is received. If you purchased your shares by check, the Fund will wait until your check has cleared, which can take up to 15 days from the day of purchase, before the proceeds are sent to you.

                 If your account is held in the name of a corporation, as a fiduciary or agent, or as surviving joint owner, you may be required to provide additional documents with your redemption request.

               o Through a broker-dealer

                 Fund shares may be sold through various third party intermediaries including banks, brokers, financial advisers and financial supermarkets, who may charge a fee for this service. When the intermediary is authorized by the Fund, the shares that you buy or sell through the intermediary are priced at the next NAV that is computed after receipt of your order by the intermediary.

                 Among the brokers that have been authorized by the Fund are Charles Schwab & Co., Inc., National Investor Services Corp., Pershing and Fidelity Brokerage Services Corp. You should consult with your broker to determine if it has been so authorized.

               o By exchange

                 You can exchange all or part of your investment in the Fund for shares in other Value Line funds. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of that fund's prospectus and read it carefully before buying shares through an exchange.

                 To execute an exchange, call 800-243-2729. The Fund reserves the right to reject any exchange order.


                 When you send the Fund's transfer agent a properly completed request to sell or exchange shares, you will receive the NAV that is next determined after your request is received by the Fund. For each account involved, you should provide the account name, number, name of fund and exchange or redemption amount. Call 800-243-2729 for information on additional documentation that may be required. You may have to pay taxes on the gain from your sale or exchange of shares.


                 Exchanges among Value Line funds are a shareholder privilege and not a right. The Fund may temporarily or permanently terminate the exchange privilege of any investor that, in the opinion of the Fund, uses market timing strategies or who makes more than four exchanges out of the Fund during a calendar year.

                 The exchange limitation does not apply to systematic purchases and redemptions, including certain automated or pre-established exchange, asset allocation or dollar cost averaging programs. These exchange limits are subject to the Fund's ability to monitor exchange activity. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the best efforts of the Fund to prevent excessive trading, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The Fund receives purchase and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors.

                 Account minimum

                 If as a result of redemptions your account balance falls below $500, the Fund may ask you to increase your balance within 30 days. If your account is not at the minimum by the required time, the Fund may redeem your account, after first notifying you in writing.

Frequent purchases and redemptions of Fund shares

                 Frequent purchases and redemptions of the Fund's shares entail risks, including the dilution in value of the Fund shares held by long-term shareholders, interference with the efficient management of the Fund's portfolio, and increased brokerage and administrative costs. Because the Fund does not accommodate frequent purchases and redemption of Fund shares, the Fund's Board of Directors has adopted policies and procedures to prohibit investors from engaging in late trading and to discourage excessive and short-term trading practices that may disrupt portfolio management strategies and harm Fund performance.

                 Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, the Fund considers trading in its shares to be excessive if an investor:

               o sells shares within 30 days after the shares were purchased;

               o makes more than four exchanges out of the Fund during a
                 calendar year (other than systematic purchases and redemptions);

               o enters into a series of transactions that is indicative of a timing pattern strategy.

                 In order to seek to detect frequent purchases and redemptions of Fund shares, the Adviser monitors selected trades. If the Adviser determines that an investor or a client of a broker has engaged in excessive short-term trading that may be harmful to the Fund, the Adviser will ask the investor or broker to cease such activity and may refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that the Adviser believes are under their control. The Adviser applies these restrictions uniformly in all cases.


                 While the Adviser uses its reasonable efforts to detect excessive trading activity, there can be no assurance that its efforts will be successful or that market timers will not employ tactics designed to evade detection. Neither the Adviser, the Fund nor any of its service providers may enter into arrangements intended to facilitate frequent purchases and redemptions of Fund shares. Frequently, shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. The Adviser's ability to monitor trading practices by investors purchasing shares through omnibus accounts is dependent upon the cooperation of the financial intermediary in observing the Fund's policies. Consequently, it may be more difficult for the Fund to detect market timing activity through such accounts. However, the Fund, through its agent, has entered into an information sharing agreement with each financial intermediary, which provides, among other things, that the financial intermediary shall provide, promptly upon the Fund's request, certain identifying and transaction information regarding its underlying shareholders. Should the Fund detect market timing activity, it may terminate the account or prohibit future purchases or exchanges by an underlying shareholder. Because omnibus accounts may apply their own market timing policies with respect to their accounts and because the Adviser retains discretion in applying market timing policies, there is a risk that different shareholders may be treated differently and some level of market timing activity could occur.


Special services

                 To help make investing with the Fund as easy as possible, and to help you manage your investments, the following special services are available. You can get further information about these programs by calling Shareholder Services at 800-243-2729.

               o Valu-Matic(R) allows you to make regular monthly investments of
                 $25 or more automatically from your checking account.

               o Through the Systematic Cash Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account payable to you or someone you designate. If your account is $5,000 or more, you can have monthly or quarterly withdrawals of $25 or more. Such withdrawals will each constitute a redemption of a portion of your Fund shares which may result in income, gain or loss to you, for federal income tax purposes.

Dividends, distributions and taxes

                 The Fund declares dividends from its net investment income daily and distributes the accrued dividends to you each month. Capital gains, if any, are distributed annually. The Fund may also make capital gain distributions at other times if necessary for the Fund to avoid U.S. federal income or excise tax. Dividends and any capital gains are automatically reinvested, unless you indicate otherwise in your application to purchase shares.

                 Investors should consider the tax consequences of buying shares of the Fund shortly before the record date of a capital gain distribution because such distribution will generally be taxable even though the net asset value of shares of the Fund will be reduced by the distribution.

                 Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Fund is not affected by whether you reinvest your dividends or receive them in cash. For U.S. federal income tax purposes, distributions from the Fund's tax-exempt interest, called "exempt interest dividends," are exempt from regular federal income tax. Certain of these exempt-interest dividends may be treated as a preference item for purposes of the alternative minimum tax, but such distributions are expected to be less than 20% of the Fund's total distributions under normal conditions. All exempt-interest dividends, however, may result in or increase a corporate shareholder's liability for alternative minimum tax. Shareholders should consult their tax advisers to determine whether the alternative minimum tax is applicable in their particular circumstances.

                 Distributions from the Fund's net long-term capital gains, if any, that are designated by the Fund as capital gain dividends are taxable as capital gains, while dividends from short-term capital gains, if any, and net investment income from non-tax-exempt securities are taxable as ordinary income for federal income tax purposes. In addition, you may be subject to state and local taxes on dividends and distributions.

                 The Fund will send you a statement by January 31 each year detailing the amount and nature of all dividends and capital gains that you were paid during the prior year.

                 You generally will have a capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale in an amount equal to the difference (if any) between the net amount of the redemption or sale proceeds (or in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares you redeem, sell or exchange. Certain limitations may apply to limit your ability to currently deduct capital losses.

                 As with all mutual funds, the Fund may be required to withhold a 28% backup withholding tax on all distributions payable to you if you fail to provide it with your correct social security number or other taxpayer identification number or make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.
                 The above discussion is meant only as a summary; more information is available in the Statement of Additional Information. You should consult your tax adviser about your particular tax situation including federal, state, local, and foreign tax considerations and possible additional withholding taxes for non-U.S. shareholders.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                 The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information has been derived from the Fund's financial statements which were audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800-243-2729.

Financial Highlights
--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout each year:


                                                            Years Ended on Last Day of February
                                      --------------------------------------------------------------------------------
                                            2007               2006             2005            2004           2003
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  year                                   $  10.56           $  10.66          $ 11.03        $ 10.84        $ 10.68
----------------------------------------------------------------------------------------------------------------------
  Income from investment
    operations:
    Net investment income                    0.40               0.37             0.37           0.38           0.42
    Net gains or (losses) on
      securities (both realized
      and unrealized)                        0.09             ( 0.04)           ( 0.26)         0.19           0.18
----------------------------------------------------------------------------------------------------------------------
    Total from investment
      operations                             0.49               0.33             0.11           0.57           0.60
----------------------------------------------------------------------------------------------------------------------
  Less distributions:
    Dividends from net
      investment income                     (0.40)             (0.37)            (0.37)        (0.38)          (0.42)
    Distributions from net
      realized gains                        (0.09)             (0.06)            (0.11)            -(3)        (0.02)
----------------------------------------------------------------------------------------------------------------------
    Total distributions                     (0.49)             (0.43)            (0.48)        (0.38)          (0.44)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of year             $  10.56           $  10.56          $ 10.66        $ 11.03        $ 10.84
======================================================================================================================
Total return                                 4.73%              3.22%             1.14%         5.36%           5.76%
======================================================================================================================
Ratios/Supplemental Data:
Net assets, end of year
  (in thousands)                         $109,503           $117,478          $126,479       $149,640       $165,175
Ratio of expenses to average net
  assets(1)                                  0.93%(2)           0.97%(2)          0.97%         0.94%           0.91%
Ratio of net investment income
  to average net assets                      3.79%              3.51%             3.48%         3.50%           4.00%
Portfolio turnover rate                       283%               149%               93%          166%            134%
----------------------------------------------------------------------------------------------------------------------

(1) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets net of custody credits would have been 0.92%, 0.96%, 0.97%, 0.94% and 0.90%, respectively, for the years ended February 28, 2007, February 28, 2006, February 28, 2005, February 29, 2004 and February 28, 2003.

(2) Ratio reflects expenses grossed up for the voluntary waiver of the service and distribution fee by the Distributor. The ratio of expenses to average net assets net of the voluntary fee waiver, but exclusive of the custody credit arrangement, would have been 0.68% for the year ended February 28, 2007 and 0.96% for the year ended February 28, 2006.

(3)   Represents $0.0005.

                     [This Page Intentionally Left Blank.]

                     [This Page Intentionally Left Blank.]

For more information


                 Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders and quarterly reports filed with the Securities and Exchange Commission. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You can find more detailed information about the Fund in the current Statement of Additional Information dated July 1, 2007, which has been filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Fund, you can write to the Fund at 220 East 42nd Street, New York, NY 10017-5891 or call toll-free 800-243-2729. You may also obtain the prospectus, Statement of Additional Information and annual and semi-annual reports, free of charge, from the Fund's Internet site at http://www.vlfunds.com.


                 Reports and other information about the Fund are available on the Edgar Database on the SEC Internet site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at the following E-mail address: publicinfosec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on operation of the public reference room by calling the SEC at 1-202-551-8090.

--------------------------------------------------------------------------------
  Investment Adviser                     Service Agent
  Value Line, Inc.                       State Street Bank and Trust Company
  220 East 42nd Street                   c/o BFDS
  New York, NY 10017-5891                P.O. Box 219729
                                         Kansas City, MO 64121-9729

  Custodian                              Distributor
  State Street Bank and Trust Company    Value Line Securities, Inc.
  225 Franklin Street                    220 East 42nd Street
  Boston, MA 02110                       New York, NY 10017-5891
--------------------------------------------------------------------------------

Value Line Securities, Inc.
220 East 42nd Street, New York, NY 10017-5891                  File No. 811-3904

                     THE VALUE LINE TAX EXEMPT FUND, INC.

                          The National Bond Portfolio

              220 East 42nd Street, New York, New York 10017-5891
                                1-800-243-2729
                                www.vlfunds.com


--------------------------------------------------------------------------------
                       STATEMENT OF ADDITIONAL INFORMATION
                                  JULY 1, 2007
--------------------------------------------------------------------------------

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of The Value Line Tax Exempt Fund, Inc. with respect to its series, The National Bond Portfolio (the "Fund"), dated July 1, 2007, a copy of which may be obtained without charge by writing or telephoning the Fund. The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Fund's 2007 Annual Report to Shareholders are incorporated by reference in this Statement of Additional Information. A copy of the Annual Report is available from the Fund upon request and without charge by calling 800-243-2729.


                              ------------------

                               TABLE OF CONTENTS


                                                                     Page
                                                                     -----
   Description of the Fund and Its Investments and Risks .........   B-2
   Management of the Fund ........................................   B-6
   Investment Advisory and Other Services ........................   B-9
   Service and Distribution Plan .................................   B-10
   Portfolio Transactions ........................................   B-12
   Capital Stock .................................................   B-12
   Purchase, Redemption and Pricing of Shares ....................   B-13
   Taxes .........................................................   B-13
   Financial Statements ..........................................   B-17
   Security Ratings ..............................................   B-17

             DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS


     Classification. The Fund is a series of an open-end, diversified, management investment company incorporated in Maryland in 1983. The Trust reserves the right to create additional series of portfolios although there are no present plans to do so. The Fund's investment adviser is Value Line, Inc. (the "Adviser").

     Investment Strategy. Under normal conditions, at least 80% of the Fund's assets are invested in securities the income of which is exempt from federal income taxation and will not subject non-corporate shareholders to the alternative minimum tax. Typically, the municipal bonds in which the Fund invests will be rated at the time of purchase within the four highest grades assigned by Moody's (Aaa, Aa, A and Baa) or S&P (AAA, AA, A and BBB) or will be obligations of issuers of equivalent creditworthiness, in the opinion of the Adviser. Those bonds rated Baa or BBB may have more speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade bonds. These bonds include both secured and unsecured debt obligations and, as a group, possess a fairly high degree of dependability of interest payments although certain of these bonds may have speculative characteristics. Expected weighted average maturity is between 10 and 30 years. Portfolio securities may be sold without regard to the length of time that they have been held in order to take advantage of new investment opportunities or yield differentials, or because the Adviser desires to preserve gains or limit losses due to changing economic conditions. High portfolio turnover may result in correspondingly greater transaction costs.


     The Fund may also invest in variable rate demand instruments and industrial development bonds and other securities, which pay interest from revenues of projects with similar characteristics. The Fund may also invest in commercial paper, U.S. government securities, repurchase agreements or other taxable short-term money market instruments when the Adviser deems such investments consistent with the Fund's investment objectives.

     Yields of municipal securities depend upon a number of factors, including the financial condition of the issuer, economic conditions, money and capital market conditions, the volume of municipal securities available, conditions within the municipal securities market, the slope of the yield curve, proposed and actual changes in tax laws, regulations and rules, and the maturity, rating, and size of individual offerings. Market values of municipal securities will vary inversely in relation to their yields. The magnitude of changes in market values in response to changes in market rates of interest typically varies in proportion to maturity of the obligations.

Miscellaneous Principal and Non-Principal Investment Practices

     Variable Rate Demand Instruments. Variable rate demand instruments are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid on the instrument according to changes in interest rates generally. These instruments permit the Fund to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument. The Fund intends to exercise the demand only (1) upon a default under the terms of the municipal obligation, (2) as needed to provide liquidity to the Fund, or (3) to maintain a high quality investment portfolio. The issuer of a variable rate demand instrument may have a corresponding right to prepay at its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand instruments that the Fund may purchase are payable on demand on not more than seven calendar days' notice. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments.

     When-Issued Securities. Municipal securities may be purchased or sold on a delayed-delivery basis or on a when-issued basis. These transactions arise when the Fund buys or sells securities with payment and delivery taking place in the future, to secure what is considered to be an advantageous price and yield to the Fund. No payment is made until delivery is due, often a month or more after the purchase. When the Fund engages in when-issued and delayed-delivery transactions, certain risks are involved. The Fund relies on the buyer or seller, as the case may be, to consummate the transaction. Failure of the buyer or seller to do so may result in the Fund failing to obtain a price considered to be advantageous. The securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time the Fund commits to purchase municipal securities on a delayed-delivery basis or a when-issued basis, it will record the transaction and reflect the value of the municipal securities in determining the net asset value of the appropriate portfolio. A separate account for the Fund consisting of cash or liquid securities equal to the amount of the when-issued commitments will be established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market. If the market value of the deposited securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund.

     Lending Securities. The Fund may lend limited amounts of its portfolio securities to broker-dealers or institutional investors which the Adviser deems qualified, but only when the borrower agrees to maintain cash collateral with the Fund equal at all times to at least 100% of the value of the loaned securities and accrued interest. The Fund will continue to receive interest on the loaned securities and will invest the cash collateral in readily marketable short-term obligations of high quality, thereby earning additional interest. Interest on loaned municipal securities received by the borrower and paid over to the Fund will not be exempt from federal income taxes when distributed by the Fund. The Fund will not lend securities if, as a result, the aggregate of such loans in each Portfolio would exceed 10% of the value of that Portfolio's total assets. The Fund may terminate such loans at any time.

     Repurchase Agreements. The Fund may invest temporary cash balances in repurchase agreements. A repurchase agreement involves a sale of securities to the Fund, with the concurrent agreement of the seller (a member bank of the Federal Reserve System or a securities dealer which the Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The value of the underlying securities will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. The Fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent for the Fund. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. In the event of a bankruptcy or other default of a seller of a repurchase agreement to which the Fund is a party, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. It is expected that repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the Fund.

     While the Fund has no plans to do so during the current year, it may enter into reverse repurchase agreements, which involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment.

Municipal Securities

     Municipal securities are debt issues of governmental bodies, other than the U.S. government, within the United States, including securities issued by or on behalf of states, territories, and possessions of the United States, by the District of Columbia, and by political subdivisions and their duly constituted agencies and instrumentalities. The interest on these issues generally is not includable in "gross income" for regular federal income tax purposes, subject, however, to many exceptions and limitations. The purpose of these issues is to obtain funds for various public uses, including the construction, repair, or improvement of various public facilities, such as airports, bridges, highways, housing, hospitals, mass transit, schools, streets, waterworks and sewage systems.

     The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the revenues from a special excise tax or other specific source, but not from general tax revenues. Revenue bonds include tax-exempt industrial revenue bonds that generally do not have the pledge of the credit of the issuer but are supported by revenues from a taxable corporation that operates a facility that was financed by the funds from the bond issue, and the pledge, if any, of real and personal property so financed as security for such payment. There are also a variety of hybrid and special types of municipal securities that have characteristics of both general obligation and revenue bonds.

     Municipal notes are short-term obligations issued to obtain temporary funds for states, cities, municipalities and municipal agencies. These notes include tax, revenue and bond anticipation notes that provide temporary funds until the anticipated taxes, revenues, or bond proceeds, respectively, are received by the issuer. Other municipal notes include construction loan notes and short-term discount notes. Certain project notes, issued by a state or local housing authority, are secured by the full faith and credit of the United States. Municipal commercial paper consists of very short-term negotiable notes, which provide seasonal working capital needs or interim construction financing. The commercial paper and tax and revenue anticipation notes are paid from general revenues or may be refinanced with long-term debt.

     Legislation to restrict or eliminate the federal income tax exemption for interest on municipal securities has, from time to time, been introduced before Congress. If such a proposal were enacted, the availability of municipal securities for investment by the Fund could be adversely affected. In such event, the Fund would re-evaluate its investment objective and submit possible changes in the structure of the Fund for the consideration of the shareholders.

Fund Fundamental Policies

       (i) The Fund may not borrow money, except from banks on a temporary basis or via entering into reverse repurchase agreements for extraordinary or emergency purposes or to facilitate redemptions and in amounts not exceeding 10% of the total assets of the Fund, or mortgage, pledge or hypothecate the assets of the Fund except as may be necessary in connection with such borrowings. Securities will not be purchased while borrowings are outstanding.

       (ii) The Fund may not engage in the underwriting of securities except to the extent that the Fund may be deemed an underwriter as to restricted securities under the Securities Act of 1933 in selling portfolio securities.

       (iii) The Fund may not invest 25% or more of its assets in securities of issuers conducting their principal business activities in any one industry. (For purposes of applying the limitation set forth in this restriction, securities of the U.S. government, its agencies, or instrumentalities, and securities backed by the credit of a governmental entity are not considered to represent industries. However, obligations backed only by the assets and revenues of non-governmental issuers may for this purpose be deemed to be issued by such non-governmental issuers and the 25% limitation would apply to such obligations. It is nonetheless possible that the Fund may invest more than 25% of its total assets in a broader economic sector of the market for municipal obligations, such as revenue obligations of hospitals and other health care facilities or electrical utility revenue obligations.)

       (iv) The Fund may not purchase equity securities, securities convertible into equity securities or invest in real estate, although the Fund may invest in municipal securities secured by real estate or interests therein.

       (v) The Fund may not lend money except as provided under "Lending Securities" or in connection with the purchase of debt obligations or by investment in repurchase agreements, provided that repurchase agreements maturing in more than seven days when taken together with other illiquid investments do not exceed 10% of the Fund's assets.

       (vi) The Fund may not engage in short sales, purchases on margin or participate on a joint or a joint and several basis in any trading account in securities.

       (vii) The Fund may not write, purchase or sell puts (except for standby commitments), calls or combinations thereof or purchase interests in oil, gas or other mineral exploration or development programs or leases.

       (viii) The Fund may not invest more than 5% of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding publicly issued debt obligations of any issuer or invest in companies for the purpose of exercising control. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

       (ix) The Fund may not invest more than 5% of its total assets in securities of issuers having a record, together with their predecessors, of less than three years of continuous operation. This restriction does not apply to any obligation issued or guaranteed by the U.S. government, its agencies or instrumentalities.

       (x) The Fund may not invest more than 2% of the value of its total assets in warrants (valued at the lower of cost or market), except that warrants attached to other securities are not subject to these limitations.

       (xi) The Fund may not invest in commodities or commodity contracts.

       (xii) The Fund may not purchase the securities of any issuer if, to the knowledge of the Fund, those officers and directors of the Fund and of the Adviser, who each owns more than 0.5% of the outstanding securities of such issuer, together own more than 5% of such securities.

       (xiii) The Fund may not purchase or invest in restricted securities or securities which at the time of investment are not readily marketable or invest in repurchase agreements maturing in more than seven days if, as a result of such investment, more than 15% of the Fund's assets would then be invested in such securities.

       (xiv) The Fund's assets will be invested so that at least 80% of the annual income of the Fund will be exempt from regular federal income taxation and will not subject non-corporate shareholders to the alternative minimum tax.

     If a percentage restriction used in this Statement of Additional Information or the Prospectus is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of the restriction except for restrictions (i) and
(xiii). For purposes of industry classifications, the Fund follows the industry classifications in The Value Line Investment Survey.

     The policies set forth above may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund which means the lesser of (1) the holders of more than 50% of the outstanding shares of capital stock of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

                            MANAGEMENT OF THE FUND

     The business and affairs of the Fund are managed by the Fund's officers under the direction of the Board of Directors. The following table sets forth information on each Director and officer of the Fund. Each Director serves as a director or trustee of each of the 14 Value Line Funds and serves until his or her successor is elected and qualified.


                                                       Length of
Name, Address and Age                Position         Time Served
----------------------------  ---------------------  -------------
Interested Director*

Jean Bernhard Buttner         Chairman of the         Since 1984
Age 72                        Board of Directors
                              and President

Non-Interested Directors

John W. Chandler              Director                Since 1991
416 North Hemlock Lane
Williamstown, MA 01267
Age 83

Frances T. Newton             Director                Since 2000
4921 Buckingham Drive
Charlotte, NC 28209
Age 66

Francis Oakley                Director                Since 2000
54 Scott Hill Road
Williamstown, MA 01267
Age 75

David H. Porter               Director                Since 1997
5 Birch Run Drive
Saratoga Springs, NY 12866
Age 71

Paul Craig Roberts            Director                Since 1984
169 Pompano St.
Panama City Beach, FL 32413
Age 68

Nancy-Beth Sheerr             Director                Since 1996
1409 Beaumont Drive
Gladwyne, PA 19035
Age 58

Officers

David T. Henigson             Vice President,         Since 1994
Age 49                        Secretary and Chief
                              Compliance Officer

Stephen R. Anastasio          Treasurer               Since 2005
Age 48

                                                                                      Other
                                            Principal Occupations                 Directorships
Name, Address and Age                      During the Past 5 Years               Held by Director
----------------------------  ------------------------------------------------  -----------------
Interested Director*

Jean Bernhard Buttner         Chairman, President and Chief Executive           Value Line, Inc.
Age 72                        Officer of Value Line, Inc. (the "Adviser") and
                              Value Line Publishing, Inc. Chairman and
                              President of each of the 14 Value Line Funds
                              and Value Line Securities Inc. (the
                              "Distributor").

Non-Interested Directors

John W. Chandler              Consultant, Academic Search Consultation          None
416 North Hemlock Lane        Service, Inc., 1992-2004. Trustee Emeritus
Williamstown, MA 01267        and Chairman (1993-1994) of the Board of
Age 83                        Trustees of Duke University; President
                              Emeritus, Williams College.

Frances T. Newton             Retired; Customer Support Analyst, Duke           None
4921 Buckingham Drive         Power Company until April 2007.
Charlotte, NC 28209
Age 66

Francis Oakley                Professor of History, Williams College, 1961      None
54 Scott Hill Road            to 2002. Professor Emeritus since 2002.
Williamstown, MA 01267        President Emeritus since 1994 and President,
Age 75                        1985-1994; Chairman (1993-1997) and
                              Interim President (2002-2003) of the America
                              Council of Learned Societies. Trustee since
                              1997 and Chairman of the Board since 2005,
                              National Humanities Center.

David H. Porter               Visiting Professor of Classics, Williams          None
5 Birch Run Drive             College, since 1999; President Emeritus,
Saratoga Springs, NY 12866    Skidmore College since 1999 and President,
Age 71                        1987-1998.

Paul Craig Roberts            Chairman, Institute for Political Economy.        None
169 Pompano St.
Panama City Beach, FL 32413
Age 68

Nancy-Beth Sheerr             Senior Financial Advisor Veritable, L.P.          None
1409 Beaumont Drive           (investment advisor) since 2004; Senior
Gladwyne, PA 19035            Financial Advisor, Hawthorn, 2001-2004.
Age 58

Officers

David T. Henigson             Director, Vice President and Compliance
Age 49                        Officer of the Adviser. Director and Vice
                              President of the Distributor. Vice President,
                              Secretary, and Chief Compliance Officer of
                              each of the 14 Value Line Funds.

Stephen R. Anastasio          Controller of the Adviser until 2003; Chief
Age 48                        Financial Officer of the Adviser, 2003-2005;
                              Treasurer of the Adviser since 2005;
                              Treasurer of each of the 14 Value Line
                              Funds.


------------
* Mrs. Buttner is an "interested person" as defined in the Investment Company Act of 1940 by virtue of her positions with the Adviser and her indirect ownership of a controlling interest in the Adviser.

     Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY 10017.

     The non-interested Directors of the Fund serve as members of the Audit Committee of the Board of Directors. The principal function of the Audit Committee consists of overseeing the accounting and financial reporting policies of the Fund and meeting with the Fund's independent registered public accountant firm to review the range of their activities and to discuss the Fund's system of internal accounting controls. The Audit Committee also meets with the Fund's independent registered public accountant firm in executive session at each meeting of the Audit Committee. There were four meetings of the Audit Committee during the last fiscal year. There is a Valuation Committee consisting of Jean B. Buttner and John W. Chandler (or one other non-interested Director if he is not available). The Valuation Committee did not meet during the last fiscal year. The Valuation Committee reviews any actions taken by the Pricing Committee which consists of certain officers and employees of the Fund and the Adviser, in accordance with the valuation procedures adopted by the Board of Directors. There is also a combined Nominating/Governance Committee consisting of the non-interested Directors the purpose of which is to review and nominate candidates to serve as non-interested directors and supervise Fund governance matters. The Committee generally will not consider nominees recommended by shareholders. The Committee did not meet during the last fiscal year.

     The following table sets forth information regarding compensation of Directors by the Fund and the thirteen other Value Line Funds of which each of the Directors was a director or trustee for the fiscal year ended February 28, 2007. Directors who are officers or employees of the Adviser do not receive any compensation from the Fund or any of the Value Line Funds. The Fund has no retirement or pension plan for its Directors.

                                                                                      Total Compensation
                                                         Aggregate Compensation          From Fund and
Name of Person                                                  From Fund           Fund Complex (14 Funds)
-----------------------------------------------------   ------------------------   ------------------------
   Interested Director
   Jean B. Buttner ..................................            $  -0-                     $   -0-
   Non-Interested Directors
   John W. Chandler .................................             1,386                      45,000
   Frances T. Newton ................................             1,386                      45,000
   Francis C. Oakley ................................             1,386                      45,000
   David H. Porter ..................................             1,386                      45,000
   Paul Craig Roberts ...............................             1,386                      45,000
   Nancy-Beth Sheerr ................................             1,386                      45,000

     The following table illustrates the dollar range of any equity securities beneficially owned by each Director in the Fund and in all of the Value Line Funds as of December 31, 2006:

                                                                                       Aggregate Dollar Range
                                                          Dollar Range of Equity       of Equity Securities in
Name of Director                                         Securities in the Trust     All of the Value Line Funds
-----------------------------------------------------   -------------------------   ----------------------------
   Interested Director
   Jean B. Buttner ..................................        Over $100,000                 Over $100,000
   Non-Interested Directors
   John W. Chandler .................................         $1 - $10,000               $50,001 - $100,000
   Frances T. Newton ................................         $1 - $10,000               $10,001 - $50,000
   Francis C. Oakley ................................         $1 - $10,000               $10,001 - $50,000
   David H. Porter ..................................         $1 - $10,000               $10,001 - $50,000
   Paul Craig Roberts ...............................             None                     Over $100,000
   Nancy-Beth Sheerr ................................         $1 - $10,000               $10,001 - $50,000

     As of May 31, 2007, no person owned of record or, to the knowledge of the Fund, owned beneficially, 5% or more of the outstanding shares of the Fund. At May 31, 2007, the Adviser and/or affiliated companies and Jean B. Buttner, Chairman, President and Chief Executive Officer of the Adviser and Chairman and President of the Fund, owned 197,499 shares of the Fund, representing approximately 2.0% of the outstanding shares. At that date other officers and directors of the Fund as a group owned less than 1% of the outstanding shares of the Fund.


     None of the non-interested Directors, and his or her immediate family members, own any shares in the Adviser, Value Line Securities, Inc., the Fund's distributor (the "Distributor"), or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or Distributor.

Disclosure of Portfolio Holdings

     The Fund's policy is to provide portfolio holdings information to all investors on an equal basis and in a manner that is not expected to interfere with the Fund's investment strategies. To that end, the Fund provides general portfolio holdings information to shareholders in its annual and semi-annual reports, which reports are also filed with the Securities and Exchange Commission ("SEC"). In addition, with respect to fiscal quarter ends for which there is no shareholder report, the Fund files with the SEC a Form N-Q. Each of these shareholder reports or filings provides full period end portfolio holdings and are filed or mailed to shareholders within 60 days of the period end.

     In addition, the Fund's Distributor produces for marketing purposes Fund fact sheets, which include the Fund's top ten holdings and other information regarding the Fund's portfolio. These fact sheets are prepared as soon as possible after the end of the fiscal quarter but are not released until after the Fund has filed with the SEC its annual, semi-annual or quarterly report.


     Ongoing Relationships. Officers of the Fund who are also officers of the Adviser currently authorize the distribution of portfolio holdings information other than that stated above to (i) the Fund's service providers and (ii) investment company rating agencies, such as Morningstar, Standard and Poor's, Lipper, Thomson Financial, Value Line Publishing and Bloomberg pursuant to policies and procedures adopted by the Board of Directors. The Fund's service providers are its accountants, custodian, counsel, pricing services (Interactive Data Corporation) and proxy voting service, which may need to know the Fund's portfolio holdings in order to provide their services to the Fund. Information is provided to such firms without a time lag. Investment company rating agencies require the portfolio holdings information more frequently than the Fund otherwise discloses portfolio holdings in order to obtain their ratings. This information is normally provided as soon as possible after the period end, which may be month end or quarter end. The Adviser believes that obtaining a rating from such rating agencies, and providing the portfolio holdings information to them, is in the best interest of shareholders. While the Fund does not have written confidentiality agreements from any rating agency or service provider and may be subject to potential risks, the information is provided with the understanding based on duties of confidentiality arising under law or contract that it only may be used for the purpose provided and should not be used to trade on such information or communicated to others.


     Non-Ongoing Relationships. Except for rating agencies and service providers, non-public portfolio holdings disclosure may only be made if the Fund's Chief Compliance Officer determines that (i) there are legitimate business purposes for the Fund in making the selective disclosure and (ii) adequate safeguards to protect the interest of the Fund and its shareholders have been implemented. These safeguards include requiring written undertakings regarding confidentiality, use of the information for specific purposes and prohibition against trading on that information. To the extent that an officer of the Fund determines that there is a potential conflict of interest, with respect to the disclosure of information that is not publicly available, between the interests of Fund shareholders, on the one hand, and those of the Adviser, the Distributor or any affiliated person of the Fund, the Adviser or the Distributor on the other hand, the officer must inform the Fund's Chief Compliance Officer of such potential conflict. The Chief Compliance Officer is responsible for determining whether any such disclosure is reasonable under the circumstances and shall report any potential conflict of interest and any selective disclosure of portfolio holdings (other than to rating agencies and service providers) to the Fund's Board of Directors. The Fund does not release portfolio holdings information to any person for compensation.

     The Board of Directors of the Fund has approved the Fund's portfolio holdings disclosure policy and may require the Adviser to provide reports on its implementation from time to time including a review of any potential conflicts of interest in the disclosure made by the Adviser in accordance with the policy or the exceptions permitted under the policy. It may also require that the Fund's Chief Compliance Officer monitor compliance with this policy.

                    INVESTMENT ADVISORY AND OTHER SERVICES

     The Fund's Adviser is Value Line, Inc. Arnold Bernhard & Co., Inc., 220 East 42nd Street, New York, NY 10017, a holding company, owns approximately 86% of the outstanding shares of the Adviser's common stock. Jean Bernhard Buttner, Chairman, President and Chief Executive Officer of the Adviser and Chairman and President of the Fund, owns all of the voting stock of Arnold Bernhard & Co., Inc.


     The investment advisory agreement between the Fund and the Adviser, dated August 10, 1988, provides for a monthly advisory fee at an annual rate of 0.50% of the Fund's average daily net assets. During its fiscal years ended on the last day of February 2005, 2006 and 2007, the Fund paid or accrued to the Adviser advisory fees of $657,006, $609,194 and $557,318, respectively.


     The investment advisory agreement provides that the Adviser shall render investment advisory and other services to the Fund including, at its expense, all administrative services, office space and the services of all officers and employees of the Fund. The Fund pays all other expenses not assumed by the Adviser including taxes, interest, brokerage commissions, insurance premiums, fees and expenses of the custodian and shareholder servicing agents, legal and accounting fees, fees and expenses in connection with qualification under federal and state securities laws and costs of shareholder reports and proxy materials. The Fund has agreed that it will use the words "Value Line" in its name only so long as Value Line, Inc. serves as investment adviser to the Fund. The agreement will terminate upon its assignment.


     The Adviser currently acts as investment adviser to 13 other investment companies constituting The Value Line Family of Funds and furnishes investment counseling services to private and institutional accounts resulting in combined assets under management of approximately $4.0 billion as of May 31, 2007.


     Certain of the Adviser's clients may have investment objectives similar to the Fund and certain investments may be appropriate for the Fund and for other clients advised by the Adviser. From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all such clients. In addition, a particular security may be bought for one or more clients when one or more other clients are selling such security, or purchases or sales of the same security may be made for two or more clients at the same time. In such event, such transactions, to the extent practicable, will be averaged as to price and allocated as to amount in proportion to the amount of each order. In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased or sold by the Fund. In other cases, however, it is believed that the ability of the Fund to participate, to the extent permitted by law, in volume transactions will produce better results for the Fund.

     The Adviser and/or its affiliates, officers, directors and employees may from time to time own securities which are also held in the portfolio of the Fund. The Fund, the Adviser and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940 which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics requires that such personnel submit reports of security transactions for their respective accounts and restricts trading in various situations in order to avoid possible conflicts of interest.

     The Fund has entered into a distribution agreement with Value Line Securities, Inc. (the "Distributor") whose address is 220 East 42nd Street, New York, NY 10017, pursuant to which the Distributor acts as principal underwriter and distributor of the Fund for the sale and distribution of its shares. The Distributor is a wholly-owned subsidiary of the Adviser. For its services under the agreement, the Distributor is not entitled to receive any compensation although it is entitled to receive fees under the Service and Distribution Plan. The Distributor also serves as distributor to the other Value Line funds. Jean Bernhard Buttner is Chairman and President of the Distributor.

     State Street Bank and Trust Company ("State Street") has been retained to provide certain bookkeeping, accounting and administrative services for the Fund. The Adviser pays State Street

$76,400 per annum for providing these services. State Street, whose address is 225 Franklin Street, Boston, MA 02110, also acts as the Fund's custodian, transfer agent and dividend-paying agent. As custodian, State Street is responsible for safeguarding the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. As transfer agent and dividend-paying agent, State Street effects transfers of Fund shares by the registered owners and transmits payments for dividends and distributions declared by the Fund. Boston Financial Data Services, Inc., a State Street affiliate, whose address is 330 W. 9th Street, Kansas City, MO 64105, provides certain transfer agency functions to the Fund as an agent for State Street. PricewaterhouseCoopers LLP, whose address is 300 Madison Avenue, New York, NY 10017, acts as the Fund's independent registered public accounting firm and also performs certain tax preparation services.

Portfolio Managers

     Kathleen Bramlage is primarily responsible for the day-to-day management of the Fund's portfolio.

     Compensation. Each portfolio manager employed by the Adviser receives a fixed base salary. In addition, a manager may receive an annual bonus in the Adviser's discretion. Salary and bonus are paid in cash. Base salary is normally reevaluated on an annual basis. Any bonus is completely discretionary and may be in excess of a manager's base salary. The profitability of the Adviser and the after tax investment performance of the accounts that the portfolio manager is responsible for are factors in determining the manager's overall compensation. The level of any bonus compensation may be influenced by the relative performance of the accounts managed by the portfolio manager or the financial performance of the Adviser. However, as noted, all bonus compensation is discretionary and the Adviser does not employ formulas with respect to either of these factors to compute a portfolio manager's bonus. There are no differences in a portfolio manager's compensation structure for managing mutual funds or private accounts.


     Other Accounts Managed. Kathleen Bramlage is primarily or jointly responsible for the day-to-day management of six Value Line mutual funds with combined total assets at February 28, 2007 of approximately $1,100 million.


     Material Conflicts of Interest. The Adviser's portfolio managers typically manage more than one account. Portfolio managers make investment decisions for each account based on the investment objectives and policies of each such account. If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not take full advantage of that opportunity because the opportunity may need to be allocated among more than one account. In addition, a portfolio manager may purchase or sell securities for one account and not another account. The Adviser's private accounts, like the Fund, pay an advisory fee based primarily upon the size of the accounts. None of the accounts pay performance-related fees. Investments are allocated among all of the Adviser's accounts in a manner which the Adviser deems to be fair and equitable.

     Ownership of Securities. Kathleen Bramlage does not own any shares of the Fund.

                         SERVICE AND DISTRIBUTION PLAN


     The Service and Distribution Plan (12b-1 Plan) (the "Plan") is designed to finance the activities of the Distributor in advertising, marketing and distributing Fund shares and for servicing Fund shareholders at an annual rate of 0.25% of the Fund's average daily net assets. During the fiscal year ended February 28, 2007, fees of $278,659 were accrued to the Distributor under the Plan. During the fiscal year, the Distributor paid $34,166 to other broker-dealers and incurred $43,370 in advertising and other marketing expenses. The fees payable to the Distributor under the Plan are payable without regard to actual expenses incurred. Effective February 10, 2006, the Distributor voluntarily waived the Fund's Rule 12b-1 fee. During the fiscal year ended February 28, 2007, the fees waived amounted to $278,659. Effective July 1, 2007 through June 30, 2008, the Distributor contractually agreed to waive the Fund's Rule 12b-1 fee. There can be no assurance that the Distributor will extend the contractual fee waiver beyond June 30, 2008.


     The principal services and expenses for which such compensation may be used include: compensation to employees or account executives and reimbursement of their expenses; overhead and telephone costs of such employees or account executives; printing of prospectuses or reports for prospective shareholders; advertising; preparation, printing and distribution of sales literature; and allowances to other broker-dealers. A report of the amounts expended under the Plan is submitted to and approved by the Directors, including the non-interested Directors, each quarter. Because of the Plan, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the National Association of Securities Dealers, Inc. (the "NASD") regarding investment companies.

     The Plan is a compensation plan, which means that the Distributor's fees under the Plan are payable without regard to actual expenses incurred by the Distributor. To the extent the revenue received by the Distributor pursuant to the Plan exceeds the Distributor's marketing expenses, the Distributor may earn a profit under the Plan.

     The Plan is subject to annual approval by the Directors, including the non-interested Directors. The Plan is terminable at any time by vote of the Directors or by vote of a majority of the shares of the Fund. Pursuant to the Plan, a new Director who is not an interested person (as defined in the Investment Company Act of 1940) must be nominated by existing Directors who are not interested persons.

     Because amounts paid pursuant to the Plan are paid to the Distributor, the Distributor and its officers, directors and employees may be deemed to have a financial interest in the operation of the Plan. None of the non-interested Directors has a financial interest in the operation of the Plan.

     The Plan was adopted because of its anticipated benefits to the Fund. These anticipated benefits include: the ability to realize economies of scale as a result of increased promotion and distribution of the Fund's shares, an enhancement in the Fund's ability to maintain accounts and improve asset retention, increased stability of net assets for the Fund, increased stability in the Fund's positions, and greater flexibility in achieving investment objectives. The costs of any joint distribution activities between the Fund and other Value Line Funds will be allocated among the Funds in proportion to the number of their shareholders.

Additional Dealer Compensation

     If you purchase shares of the Fund through a broker, fund trading platform or other financial intermediary (collectively, "intermediaries"), your intermediary may receive various forms of compensation from the Distributor. Such payments may be based on a variety of factors, including sales of Fund shares through that intermediary or the value of shares held by investors through that intermediary. Compensation from the Distributor may vary among intermediaries. The types of payments an intermediary may receive include:

     o Payments under the Plan which are asset based charges paid from the assets of the Fund;

     o Payments by the Distributor out of its own assets. These payments are in addition to payments made under the Plan.

     You should ask your intermediary for information about any payments it receives from the Distributor.


     The maximum amount of compensation that may be paid to any intermediary under the Plan is 0.25% of the Fund's average daily net assets. Generally, the maximum amount of additional compensation that the Distributor pays to any intermediary from its own assets is 0.15% of average daily net assets. However, to the extent the Distributor waives any fees it would have otherwise received under the Plan, the Distributor (and not the Fund) would pay the intermediaries out of its own assets any such amounts waived.

     As of February 28, 2007, the Distributor may make payments out of its own assets to the following financial intermediaries whose fees exceed the Fund's payment, if any, pursuant to the Plan.

   National City Bank
   Pershing LLC
   National Financial Services Corp.
   E*TRADE
   National Investors Services Corp.
   Charles Schwab
   USAA Investment Management Co.
   The 401k Company
   SunGard Transaction Network
   MSCS Financial Services, LLC
   The Vanguard Group

     Financial intermediaries may have been added or removed from the list above since February 28, 2007.


                            PORTFOLIO TRANSACTIONS


     Portfolio securities are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from whom it appears that the best price and execution will be obtained. Usually no brokerage commissions, as such, are paid by the Fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as principal. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price. The Fund paid no brokerage commissions in fiscal 2005, 2006 or 2007.


     Transactions are allocated to various dealers by the Adviser in its best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Adviser to supplement its own research and analysis with the views and information of other securities firms.

     Research services furnished by brokers through which the Fund effects securities transactions may be used by the Adviser in advising other funds and accounts it manages and, conversely, research services furnished to the Adviser by brokers in connection with the other funds and accounts it manages may be used by the Adviser in advising the Fund. Since such research services are supplementary to the research efforts of the Adviser and must be analyzed and reviewed by it, the receipt of such information is not expected to materially reduce its overall expenses.


     Portfolio Turnover. The Fund's annual portfolio turnover rate exceeded 100% for four of the last five fiscal years. A rate of portfolio turnover of 100% would occur if all of the portfolio were replaced in a period of one year. To the extent that the Fund engages in short-term trading in attempting to achieve its objective, it may increase portfolio turnover and incur additional expenses than might otherwise be the case. The Fund's portfolio turnover rate for recent fiscal years is shown under "Financial Highlights" in the Fund's Prospectus. The Fund's portfolio turnover rate increased from 149% to 283% over the two most recently completed fiscal years due to a change in the porfolio manager's investment strategy in response to market conditions relating to new bond issuances.


                                 CAPITAL STOCK

     Each share of the Fund's common stock, $.01 par value, has one vote with fractional shares voting proportionately. Shares of each Portfolio have equal voting rights and preferences as to conversion, exchange, retirement or any other feature. Shares have no preemptive rights, are freely transferable, are entitled to dividends as declared by the Directors and, if the Fund were liquidated, would receive the net assets of the Fund.

                  PURCHASE, REDEMPTION AND PRICING OF SHARES

     Purchases: Shares of the Fund are purchased at net asset value next calculated after receipt of a purchase order. Minimum orders are $1,000 for an initial purchase and $250 for each subsequent purchase. The Fund reserves the right to reduce or waive the minimum purchase requirements.

     Automatic Purchases: The Fund offers a free service to its shareholders, Valu-Matic, through which monthly investments of $25 or more may be made automatically into the shareholder's Fund account. The required form to enroll in this program is available upon request from the Distributor.

     Redemption: The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period, by the Fund under the following conditions authorized by the Investment Company Act of 1940: (1) For any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; (2) For any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Fund to determine the fair value of its net assets; (3) For such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund's shareholders.

     The value of shares of the Fund on redemption may be more or less than the shareholder's cost, depending upon the market value of the Fund's assets at the time. Shareholders should note that if a loss has been realized on the sale of shares of the Fund, the loss may be disallowed for tax purposes if shares of the same Fund are purchased within (before or after) 30 days of the sale.

     If the Board of Directors determines that it is in the best interests of the Fund, the Fund may redeem, upon prior written notice at net asset value, all shareholder accounts which due to redemptions fall below $500 in net asset value. In such event, an investor will have 30 days to increase the shares in his account to the minimum level.

                                     TAXES

     The Fund is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying and assuming the Fund meets the distribution requirements stated below, the Fund is not subject to federal income tax on its net investment income or net realized capital gains which are distributed to shareholders (whether or not reinvested in additional Fund shares). In order to qualify as a regulated investment company under Subchapter M of the Code, which qualification this discussion assumes, the Fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the "90% income test"), and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund's total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer,

(2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

     If the Fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will be relieved of U.S. federal income tax on any income of the Fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest and net capital gain. If for any taxable year the Fund did not qualify as a regulated investment company or did not satisfy the distribution requirement described above, it generally would be treated as a corporation subject to U.S. federal income tax and when the Fund's income is distributed, it would be subject to a further tax of the shareholder level.

     The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains in excess of capital losses, determined, in general, for a one year period ending on October 31 of such year, plus certain undistributed amounts from previous years. The Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.

     In accordance with its investment objective, the Fund invests its assets in a manner that will provide as large a portion of tax-exempt income as is consistent with the protection of shareholders' capital. The Fund may from time to time invest a portion of its assets in short-term taxable obligations and may engage in transactions generating gain or income that is not tax-exempt, e.g., purchase non-municipal securities, sell or lend portfolio securities, enter into repurchase agreements, dispose of rights to when-issued securities prior to issuance, enter into options or futures transactions, or acquire any debt obligation at a market discount.

     The Code permits tax-exempt interest received by the Fund to flow through as tax-exempt "exempt-interest dividends" to the Fund's shareholders, provided that the Fund qualifies as a regulated investment company and at least 50% of the value of the Fund's total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, i.e., obligations described in
Section 103(a) of the Code. That part of a Fund's net investment income which is attributable to interest from tax-exempt obligations and which is distributed to shareholders will be designated by the Fund as an "exempt-interest dividend" under the Code. Exempt-interest dividends are excluded from a shareholder's gross income for regular federal income tax purposes under the Code but are nevertheless required to be reported on the shareholder's U.S. federal income tax return.

     Exempt-interest dividends derived from interest on certain "private activity bonds" will be items of tax preference that are subject to U.S. federal alternative minimum tax for individuals or entities that are subject to such tax, and all exempt-interest dividends may result in or increase a corporate shareholder's liability for the U.S. federal alternative minimum tax. Furthermore, that portion of any dividend paid by the Fund which represents income derived from private activity bonds held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of facility financed by such bonds or a related person.

     Interest on indebtedness incurred (directly or indirectly) by a shareholder to purchase or carry shares of the Fund generally will not be deductible for U.S. federal income tax purposes. Shareholders receiving social security or certain railroad retirement benefits may be subject to U.S.

federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions from the Fund.

     For U.S. federal income tax purposes, all dividends from the Fund, other than exempt-interest dividends, are taxed as described below whether a shareholder takes them in cash or they are reinvested in additional shares of the Fund. In general, assuming that the Fund has sufficient earnings and profits, dividends from investment company taxable income are taxable as ordinary income, and distributions from net capital gain that are designated as capital gain dividends, if any, are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. The computation of net capital gains takes into account any capital loss carryforward of the Fund.

     Distributions to shareholders from the Fund's investment company taxable income generally will not qualify for the 15% maximum U.S. federal income tax rate on qualified dividend income. Capital gain dividends distributed by the Fund, however, generally will qualify for the 15% maximum rate. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders. Under current law, the maximum 15% U.S. federal income tax rate on long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

     Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The federal income tax status of all distributions will be reported to shareholders annually.

     The Fund does not anticipate that any distributions will be eligible for the dividends-received deduction for corporate shareholders.

     A shareholder may realize a capital gain or loss on the sale or redemption of shares of the Fund. The tax consequences of a sale, exchange, or redemption depend upon several factors, including the shareholder's tax basis in the shares and the length of time the shares have been held. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the Fund's shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold or exchanged, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted tax basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be disallowed to the extent of any exempt-interest dividends paid with respect to such shares, and any portion of such loss that exceeds the amount disallowed will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Moreover, a loss on a sale, exchange or redemption of Fund shares will be disallowed if shares of the Fund are purchased within 30 days before or after the shares are sold, exchanged or redeemed. Individual shareholders may generally deduct in any year only $3,000 of capital losses that are not offset by capital gains and remaining losses may be carried over to future years. Corporations may generally deduct capital losses only against capital gains with certain carryovers for excess losses.

     Under Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or a greater amount over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

     At the time of an investor's purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the assets of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time (at the net asset value per share) may include the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive, in effect, a return of capital upon the distribution which will nevertheless be taxable to them.

     Investments in the Fund generally would not be suitable for non-taxable entities, such as tax-exempt institutions, qualified retirement plans, H.R. 10 plans and individual retirement accounts since such investors would not gain any additional federal tax benefit from receiving tax-exempt income.

     Under the Code, dividends declared by the Fund in October, November and December of any calendar year, and payable to shareholders of record in such month, shall be deemed to have been received by the shareholder on December 31 of such calendar year if such dividend is actually paid in January of the following calendar year. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

     If the Fund invests in certain pay-in-kind securities, zero coupon securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income and net tax-exempt income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

     Options written or purchased by the Fund on certain securities and indices may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses recognized by the Fund as long-term or short-term. Additionally, the Fund may be required to recognize gain if an option, short sale, or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, possibly requiring the Fund to dispose of securities or to borrow to obtain the necessary cash. Losses on certain options and/or offsetting positions (portfolio securities or other positions with respect to which the Fund's risk of loss is substantially diminished by one or more options) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, short sales, and straddles may affect the amount, timing and character of the Fund's income and gains or losses and hence of its distributions to shareholders.


     For shareholders who fail to furnish to the Fund their social security or taxpayer identification numbers and certain related information or who fail to certify that they are not subject to back-up withholding, dividends, distributions of capital gains and redemption proceeds paid by the Fund will be subject to a U.S. federal 28% "backup withholding" requirement. In addition, the Fund may be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income. If the withholding provisions are applicable, any such dividends or capital-gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld.

     The foregoing discussion relates solely to U.S. federal income tax law as applicable to shareholders who are U.S. persons (i.e., U.S. citizens or residents, domestic corporations and partnerships, and certain trusts and estates) and who hold their shares as capital assets and is not intended to be a complete discussion of all federal tax consequences. Except as otherwise provided, this discussion does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers or tax-exempt or tax-deferred plans, accounts or entities. Shareholders who are not U.S. persons may be subject to a non-resident alien U.S. withholding tax at the rate of 30% or at a lower tax treaty rate on amounts treated as ordinary dividends from the Fund (other than certain dividends derived from short-term capital gains and qualified interest income of the Fund for taxable years of the Fund commencing after December 31, 2004 and prior to January 1, 2008, provided that the Fund chooses to make a specific designation relating to such dividends) and, unless an effective IRS Form W-8BEN or other authorized certificate is on file, to backup withholding at the rate of 28% on certain other payments from the Fund. Shareholders are advised to consult with their tax advisers concerning the application of federal, state and local taxes to an investment in the Fund.


                             FINANCIAL STATEMENTS


     The Fund's financial statements for the year ended February 28, 2007, including the financial highlights for each of the five fiscal years in the period ended February 28, 2007, appearing in the 2007 Annual Report to Shareholders and the report thereon of PricewaterhouseCoopers LLP, independent registered public accounting firm, appearing therein, are incorporated by reference in this Statement of Additional Information.


                               SECURITY RATINGS

Ratings of Municipal Securities

     Moody's Investors Service, Inc. Aaa-the "best quality". Aa-"high quality by all standards", but margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated municipal bonds. A-"upper medium grade obligations". Security for principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Baa-"medium grade"; neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; lack outstanding investment characteristics and in fact may have speculative characteristics as well.

     Standard & Poor's Rating Service. AAA-"obligations of the highest quality". AA- issues with investment characteristics "only slightly less marked than those of the prime quality issues". A-"the third strongest capacity for payment of debt service". Principal and interest payments on bonds in this category are regarded as safe. It differs from the two higher ratings because, with respect to general obligations bonds, there is some weakness which, under certain adverse circumstances, might impair the ability of the issuer to meet debt obligations at some future date. With respect to revenue bonds, debt service coverage is good, but not exceptional, and stability of the pledged revenues could show some variations because of increased competition or economic influences in revenues. BBB-the lowest "investment grade" security rating. The difference between A and BBB ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness. With respect to revenue bonds, debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time.

Ratings of Municipal Notes

     Moody's Investors Service, Inc. MIG-1: the best quality. MIG-2: high quality, with margins for protection ample although not so large as in the preceding group. MIG-3: favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

     Standard & Poor's Corporation. SP-1: Very strong capacity to pay principal and interest. SP-2: Satisfactory capacity to pay principal and interest.

Ratings of Commerical Paper

     Moody's Investors Service, Inc. PRIME-1: highest quality; PRIME-2: higher quality.

     Standard & Poor's Corporation. A-1: A very strong degree of safety. A-2:
Strong degree of safety.

                           PART C: OTHER INFORMATION

Item 23. Exhibits.

   (a)  Articles of Incorporation.*

   (b)  By-laws.*

   (c)  Not applicable.

   (d)  Investment Advisory Agreement.*

   (e)  Distribution Agreement.*

   (f)  Not applicable.

   (g)  Custodian Agreement.*


   (h)  (1) Administration Agreement with State Street Bank and Trust Company.
        (2) Fee Waiver Agreement.


   (i)  Legal Opinion.*

   (j)  Consent of independent registered public accounting firm.

   (k)  Not applicable.

   (l)  Not applicable.

   (m)  Service and Distribution Plan.**

   (p)  Code of Ethics.**

------------
* Filed as an exhibit to Post-Effective Amendment No. 16, filed April 29, 1999, and incorporated herein by reference.

** Filed as an exhibit to Post-Effective Amendment No. 17, filed April 28, 2000, and incorporated herein by reference.

Item 24. Persons Controlled by or Under Common Control With Registrant.

     None.

Item 25. Indemnification.

     Incorporated by reference to Article Seventh (7)(c) of the Articles of Incorporation filed as Exhibit (a) to Post-Effective Amendment No. 16.

Item 26. Business or Other Connections of Investment Adviser.

     Value Line, Inc., Registrant's investment adviser, acts as investment adviser for a number of individuals, trusts, corporations and institutions, in addition to the registered investment companies in the Value Line Family of Funds listed in Item 27.

Name                          Position With the Adviser                   Other Employment
--------------------------   ---------------------------   ----------------------------------------------
   Jean Bernhard Buttner     Chairman of the               Chairman of the Board and Chief Executive
                             Board, President and          Officer of Arnold Bernhard & Co., Inc. and
                             Chief Executive Officer       Chairman of each of the Value Line Funds
                                                           and the Distributor


   Samuel Eisenstadt         Senior Vice President         ---------------------------------


   David T. Henigson         Vice President and            Vice President and a Director of Arnold
                             Director                      Bernhard & Co., Inc. and the Distributor;
                                                           Vice President, Secretary and Chief
                                                           Compliance Officer of each of the Value
                                                           Line Funds


   Howard A. Brecher         Vice President,               Vice President, Secretary, Director of Arnold
                             Secretary and Director        Bernhard & Co., Inc.; Vice President and a
                                                           Director of the Distributor.

   Stephen Anastasio         Treasurer                     Treasurer of each of the Value Line Funds
                                                           and of the Distributor

   Mitchell E. Appel         Chief Financial Officer       Chief Financial Officer of the Distributor


   Herbert Pardes, MD        Director                      President and CEO of New
                                                           York-Presbyterian Hospital

   Edward J. Shanahan        Director                      President and Headmaster, Choate
                                                           Rosemary Hall (boarding school)

   Marion Ruth               Director                      Real Estate Executive; President, Ruth
                                                           Realty (real estate broker)


   Edgar A. Buttner          Director                      Research Associate, Harvard University


Item 27. Principal Underwriters.


   (a) Value Line Securities, Inc., acts as principal underwriter for the following Value Line funds, including the Registrant: The Value Line Fund, Inc.; Value Line Income and Growth Fund, Inc.; Value Line Premier Growth Fund, Inc.; Value Line Larger Companies Fund, Inc.; The Value Line Cash Fund, Inc.; Value Line U.S. Government Securities Fund, Inc.; Value Line Centurion Fund, Inc.; The Value Line Tax Exempt Fund, Inc.; Value Line Convertible Fund, Inc.; Value Line Aggressive Income Trust; Value Line New York Tax Exempt Trust; Value Line Strategic Asset Management Trust; Value Line Emerging Opportunities Fund, Inc.; and Value Line Asset Allocation Fund, Inc.

(b)

             (1)                             (2)                                 (3)
      Name and Principal          Position and Offices With             Position and Offices
       Business Address          Value Line Securities, Inc.               With Registrant
-----------------------------   -----------------------------   ------------------------------------
      Jean Bernhard Buttner     Chairman of the Board           Chairman of the Board and President

      David T. Henigson         Vice President,                 Vice President, Secretary and Chief
                                Secretary, Chief                Compliance Officer
                                Compliance Officer and
                                Director


      Howard A. Brecher         Vice President and              Asst. Treasurer and Asst. Secretary
                                Director


      Raymond Stock             Vice President                  ------------------------------

      Mitchell Appel            Chief Financial Officer         ------------------------------

      Stephen R. Anastasio      Treasurer                       Treasurer

     The business address of each of the officers and directors is 220 East 42nd Street, New York, NY 10017-5891.

   (c)        Not applicable.


Item 28. Location of Accounts and Records.


   Value Line, Inc.
   220 East 42nd Street
   New York, NY 10017
   For records pursuant to:
   Rule 31a-1(b)(4),(5),(6),(7),(10),(11)
   Rule 31a-1(f)

   State Street Bank and Trust Company
   c/o BFDS
   P.O. Box 219729
   Kansas City, MO 64121-9729
   For records pursuant to Rule 31a-1(b)(2)(iv):

   State Street Bank and Trust Company
   225 Franklin Street
   Boston, MA 02110
   For all other records

Item 29. Management Services.

     None.

Item 30. Undertakings.

     None.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 27th day of June, 2007.


                     THE VALUE LINE TAX EXEMPT FUND, INC.

                                      By: /s/ David T. Henigson
                                          -------------------------------------
                                          David T. Henigson, Vice President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.


          Signatures                        Title                      Date
----------------------------   ---------------------------------   -------------
        *JEAN B. BUTTNER       Chairman and Director; President;   June 27, 2007
        (Jean B. Buttner)      Principal Executive Officer

        *JOHN W. CHANDLER      Director                            June 27, 2007
        (John W. Chandler)

        *FRANCES T. NEWTON     Director                            June 27, 2007
        (Frances T. Newton)

        *FRANCIS C. OAKLEY     Director                            June 27, 2007
        (Francis C. Oakley)

        *DAVID H. PORTER       Director                            June 27, 2007
        (David H. Porter)

       *PAUL CRAIG ROBERTS     Director                            June 27, 2007
       (Paul Craig Roberts)

        *NANCY-BETH SHEERR     Director                            June 27, 2007
       (Nancy-Beth Sheerr)

   /S/ STEPHEN R. ANASTASIO    Treasurer; Principal Financial      June 27, 2007
   ------------------------    and Accounting Officer
      (Stephen R. Anastasio)


*By: /S/ DAVID T. HENIGSON
     ----------------------
     (David T. Henigson, Attorney-in-Fact)